[GRAPHIC OMITTED]
WARBURG PINCUS FUNDS

                                                               [GRAPHIC OMITTED]
                                                                   CREDIT SUISSE
                                                                ASSET MANAGEMENT


                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2000


                                 WARBURG PINCUS
                              EUROPEAN EQUITY FUND

                                    (BULLET)

                                 WARBURG PINCUS
                         GLOBAL TELECOMMUNICATIONS FUND

                                    (BULLET)

                                 WARBURG PINCUS
                           GLOBAL HEALTH SCIENCES FUND
                 (FORMERLY, WARBURG PINCUS HEALTH SCIENCES FUND)


More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS,
INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDICINSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS EUROPEAN EQUITY FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000
--------------------------------------------------------------------------------

                                                                 October 3, 2000

Dear Shareholder:

   For the 12 months ended August 31, 2000, Warburg Pincus European Equity Fund (the "Fund") had a gain of 22.69%, vs. a gain of 10.08% for the Morgan Stanley Capital International Europe Index1 (the "Index").

   Most European equity markets posted gains for the 12 months, though similar to the U.S. market, the group was volatile. These stocks initially rallied, but then struggled over the January-through-August span, hampered by growing inflation and interest-rate uncertainties. Technology, media and telecommunications stocks ("TMT"), which accounted for the bulk of the gains in Europe for the period, were especially volatile.

   Against this backdrop, the Fund had a good showing, both in absolute terms and compared to the Index. Several factors aided the Fund's return. From a sector standpoint, the Fund benefited from its significant overweighting in TMT stocks early in the period, when the group surged. We then took a less-aggressive stance, which also proved beneficial (although we note that, in absolute terms, certain of the Fund's TMT stocks hampered its return for the period). Other sector strategies that helped the Fund included its avoidance, late in the period, of basic-materials producers (aside from oil companies), which came under pressure from rising input costs.

   In terms of country attribution, factors that contributed positively to the Fund's return included its overweightings in France and the Netherlands, two of the region's better-performing markets for the period. The Fund's German holdings also supported its return (we focused on financial companies here, and avoided the country's struggling auto and chemical names). In addition, the Fund benefited from our well-timed exposure to Hungary and Turkey.

   As the period unfolded and market uncertainties mounted, we shifted away from areas we deemed to have increasing earnings risk and toward industries with visible revenue growth and relatively stable earnings streams or towards stocks with valuation support. As a result, we increased our exposure to "Euro-centric" companies that generate the bulk if not all of their revenues within Europe. These companies stand to benefit from projected good internal growth in the region.

   As noted, we lowered our weighting in TMT stocks over the course of the period, most specifically by de-emphasizing telecommunications operators. This reflected our concerns over growth in the fixed-line area, as well as our belief that expensive licensing fees will weigh on earnings in the wireless-

WARBURG PINCUS EUROPEAN EQUITY FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

communications industry. We reduced exposure to selected technology stocks, where the combination of high earnings expectations, high valuations and slower global economic growth posed, in our view, earnings risk.

   Sector weightings we increased included consumer staples and financial services. Our focus in these and other more "defensive" sectors was on companies we deemed to have good earnings-growth potential and compelling valuations.

   Looking out over the next year and beyond, we have a favorable view on the prospects for Europe's stock markets. Dramatic reforms are taking hold with respect to pensions and taxes (for instance, a sweeping tax-reform package will be implemented in Germany next year), with eventual labor reform a distinct possibility. These reforms stand to support Europe's economy and foster the growth of its equity culture. The privatization of government-controlled companies and ongoing merger & acquisition activity should also be positive factors. There are some near-term concerns, of course, such as the weak euro and high oil prices. (We believe that oil prices will likely trend down in 2001, if not before, with overall inflation staying under control. Combined with ongoing reforms, this stands to spark a recovery in the currency.) However, given the forces at work, we believe that Europe remains a compelling asset class for investors willing to accept short-term risks in pursuit of long-term rewards. As ever, we will continue to strive to identify companies and markets with the best prospects.

Sincerely yours,

Credit Suisse Asset Management European Equities Management Team

Nancy Nierman, Director

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES IN EUROPE, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN A MORE GEOGRAPHICALLY DIVERSIFIED EQUITY FUND.

WARBURG PINCUS EUROPEAN EQUITY FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
           WARBURG PINCUS EUROPEAN EQUITY COMMON SHARES AND THE MSCI
       EUROPEAN INDEX 1 FROM INCEPTION (1/28/99) AND AT EACH QUARTER END.
                                  (UNAUDITED)



                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATAPOINTS USED IN PRINTED GRAPHIC


          Warburg Pincus|European Equity Fund             MSCI EAFE Index 1
01/31/99          10000                                        10000
02/28/99          9560                                         9688
05/31/99          9110                                         9608
08/31/99          9790                                         9968
11/30/99          11040                                        10540
02/28/00          12935                                        11363
05/31/00          11981                                        11040
08/31/00          12001                                        10973

                                                                  AVERAGE ANNUAL
                                                                   TOTAL RETURNS
                                                               FOR PERIODS ENDED
                                                                         8/31/00

                                                                          1 year
                                                                          22.69%

                                                                 Since Inception
                                                                       (1/28/99)
                                                                          12.18%

Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


1 The Morgan Stanley International Europe Index is a market capitalization-weighted index of 15 European countries. The index is calculated on a total return basis with net dividends reinvested.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000
--------------------------------------------------------------------------------

                                                              September 25, 2000

Dear Shareholders:

   We are pleased to report on the results of the Warburg Pincus Global Telecommunications Fund (the "Fund") for the fiscal year ended August 31, 2000.

   At August 31, 2000, the net asset value (NAV) of the Fund was $69.11, compared to an NAV of $41.22 on August 31, 1999. As a result, the Fund's total return was 71.0%, (assuming the reinvestment of distributions totaling $1.23 per share). By comparison, the MSCI Telecommunications Index1 (the "Index") returned -0.1% during the same period.

   We attribute the Fund's decisive outperformance of the Index to our allocation of assets among the various subcategories of the global telecommunications equity universe. Stock selection was effective across all geographies in which we invested. Our timing in making various sectoral and regional shifts also proved beneficial.

   In terms of subcategories, we enjoyed vigorous returns during the global rally in telecom and technology stocks in the fourth quarter of 1999 and much of the first quarter of 2000. We were most heavily invested in this period in the shares of telecommunications equipment manufacturers and wireless companies, which offered an attractive combination of superior growth prospects and reasonable valuations. Our holdings among makers of optical components, wireless infrastructure producers and wireless service providers did especially well.

   As valuations became increasingly stretched in the first quarter, though, we chose to take profits and restructure the portfolio to capitalize on areas of greater opportunity. We thus reduced exposure to the wireless sector and the largest incumbent wireline service providers, while adding to our positions in producers of telecom equipment and software.

   Viewed geographically, we opted to shift away from Europe at that point due to several factors that made the climate for telecom investing there much less favorable than previously. These included unsustainably high valuations; the upcoming issuance of an avalanche of new Europe-related telecom equity; and concerns about the high prices paid for so-called "third-generation" wireless licenses in Germany and the U.K.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   Instead, we raised exposure to the U.S. and Canada -- where valuations were surprisingly attractive compared to those available elsewhere in the world -- and Japan, where stock prices already reflected considerable negative investor sentiment.

   In descending order of their contributions to the Fund's overall performance during the fiscal year, returns were best in the U.S., Europe, Japan, Asia/Pacific, Latin America and other emerging markets.

   Among the few blemishes we suffered were our holdings in competitive local-exchange carriers, which fared poorly on a global basis; and Italy and India, in which we favored incumbent wireline carriers whose shares fell as their outlooks grew more pessimistic.

   Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

Credit Suisse Asset Management Global Telecommunications
Management Team

Scott T. Lewis, Portfolio Manager
Vincent J. McBride, Portfolio Manager

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUES. MORE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES AND THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH A SINGLE-INDUSTRY FUNDS, IS PROVIDED IN THE PROSPECTUS.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
       WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND COMMON SHARES AND THE
            MSCI TELECOMMUNICATIONS INDEX1 FROM INCEPTION (12/4/96)
                      AND AT EACH QUARTER END. (UNAUDITED)



                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       Warburg Pincus|                         Morgan Stanley|
               Global Telecommunications Fund                 Composite Index
                                                            Telecommunications 1
12/04/96                    10000                                   10000
02/28/97                    10787                                   10508
05/31/97                    11460                                   10994
08/31/97                    11533                                   10996
11/30/97                    12860                                   12408
02/28/98                    15179                                   14210
05/31/98                    16664                                   15396
08/31/98                    14461                                   15455
11/30/98                    19460                                   17686
02/28/99                    24138                                   21361
05/31/99                    28188                                   21569
08/31/99                    31920                                   21112
11/30/99                    45317                                   26016
02/29/00                    65274                                   28849
05/31/00                    50861                                   24356
08/31/00                    54581                                   21099

                                                                  AVERAGE ANNUAL
                                                                   TOTAL RETURNS
                                                               FOR PERIODS ENDED
                                                                         8/31/00
                                                                 (COMMON SHARES)

                                                                          1 year
                                                                          70.99%

                                                                          3 year
                                                                          67.89%

                                                                 Since Inception
                                                                       (12/4/96)
                                                                          57.32%

Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



   1 The  MSCI Telecommunications  Index is an unmanaged index (with no  defined investment objective) of telecommunications equities that includes reinvestment of dividends and is compiled by Morgan Stanley & Co., Incorporated.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000
--------------------------------------------------------------------------------

                                                              September 25, 2000

Dear Shareholder:

   For the 12 months ended August 31, 2000, Warburg Pincus Global Health Sciences Fund 1,2 had a gain of 54.02%, vs. gains of 45.15% and 16.32%, respectively, for the Lipper Health/Biotechnology Funds Index3 and the S&P 500 Index.4

   The period was a positive one for the stock market, buoyed by optimism over the economy and corporate profits. Stocks were quite volatile, however, especially over the March-through-May span, due to interest-rate worries and concerns over valuations on technology and "new economy" companies. The health-care group had good performance for the 12 months, outpacing the broader stock market by a considerable margin. Factors that aided health-care stocks included solid earnings reports from a number of leading health-care companies and market frenzy over the near-completion of the human-genome map. Of course, health-care stocks were themselves volatile, but they hardly moved in lockstep with the overall market (many health-care stocks, especially large-cap drug stocks, are perceived to be "defensive" investments, and hence the group has sometimes performed relatively well during periods of uncertainty).

   Against this backdrop, the Fund had a sizable gain, supported by the favorable environment for the health-care group and good stock selection generally. Many of the Fund's holdings had solid showings, including a number of its large-cap pharmaceutical names as well as specific holdings within the biotechnology and health-care "provider" areas.

   We made no major changes during the period in terms of overall strategy, remaining focused on innovative companies with viable products or services and good longer-term earnings-growth potential. We continued to employ a relatively diversified approach, both in terms of market cap and industry exposure. Our core holdings included pharmaceutical stocks as well as biotechnology, managed-care and certain specialty health-care companies. We believe that such an approach can achieve good results over time, while potentially limiting portfolio volatility.

   With respect to regional allocation, we remained heavily biased in favor of the U.S. (indeed, a large majority of the world's publicly traded health-care companies reside in the U.S.). That aside, we continued to find compelling buying opportunities among foreign stocks. Foreign names we purchased during the period included a Swiss biotechnology company, a small-cap Canadian pharmaceutical company and an Ireland-based provider of products and services based on neurology research.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   Looking ahead, our view on the long-term prospects for health care as an asset class remains positive. We believe that these stocks stand to enjoy a favorable demographic tailwind, with rapidly maturing populations in the U.S., Europe and Japan buoying demand for health care. We also feel that this already-strong projected demand should be boosted by the launch of new life-enhancing products and services, for example, treatments discovered thanks to ongoing gene research. To be certain, health-care stocks will remain volatile (though we will continue to attempt to take advantage of this volatility, looking to add high-quality companies trading at compelling valuations). For investors willing to assume short-term risk in pursuit of potential long-term rewards, we believe the group remains well worthy of consideration, and we will continue to focus on stocks we deem to have the brightest prospects.


Susan L. Black                                              Peter T. Wen
Co-Portfolio Manager                                        Co-Portfolio Manager

   SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN THE HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND 1,2 COMMON SHARES, LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX ("LHBFI"), 3 AND THE S&P 500 INDEX ("S&P 500") 4 FRON INCEPTION (12/31/96) AND AT
                          EACH QUARTER END. (UNAUDITED)


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Warburg Pincus|             Lipper Health/
                  Global Health             Biotechnology Funds        S&P 500
                 Sciences Fund 1,2                Index 3              Index 4

12/31/96               10000                       10000                10000
01/01/97               10330                       10511               10624.1
02/01/97               10220                       10546               10707.4
03/01/97               9620                        9748                10268.8
04/01/97               9820                        9749                10880.9
05/01/97               10530                       10728               11542.2
06/01/97               11330                       11270               12058.6
07/01/97               11760                       11637               13016.9
08/01/97               11260                       11324               12288.8
09/01/97               12020                       12233               12960.9
10/01/97               12220                       11926               12529.3
11/01/97               12710                       12014               13108.2
12/01/97              12735.4                      12070               13333.6
01/01/98              13234.7                      12321               13480.8
02/01/98              14232.6                      13012               14451.7
03/01/98              14827.5                      13502               15191.8
04/01/98              15230.8                     13600.4              15344.6
05/01/98              14869.8                     13204.3              15081.5
06/01/98               15539                      13587.3              15694.1
07/01/98               15135                      13435.1              15527.4
08/01/98              13064.5                     11473.8              13282.8
09/01/98              14551.2                     12881.1              14133.8
10/01/98               15305                       13373               15283.3
11/01/98               16081                       14064               16209.5
12/01/98              16962.2                     15208.8               17143
01/01/99              16782.4                      15458               17859.5
02/01/99              16367.9                     15056.7              17304.6
03/01/99              16389.1                     15443.3              17996.8
04/01/99              15274.7                      14694               18693.7
05/01/99              15465.6                     14615.4              18252.3
06/01/99              16187.9                     15324.7              19265.3
07/01/99               15911                      15343.1              18664.2
08/01/99              16517.2                     15763.5              18570.3
09/01/99              15369.3                     14625.3              18061.5
10/01/99              15847.3                     15318.6              19204.8
11/01/99               16432                       15964               19594.7
12/01/99              18047.3                     16782.9              20746.8
01/01/00              19460.4                     17981.2              19705.3
02/01/00              22700.6                     20473.4              19332.9
03/01/00              19449.9                     18364.6              21224.2
04/01/00              18471.5                     18177.7              20585.8
05/01/00              17993.1                     18507.2              20163.4
06/01/00              21859.8                     21667.9              20660.6
07/01/00               22061                      20998.4              20337.7
08/01/00              25438.5                     22881.9              21600.3

                                                                  AVERAGE ANNUAL
                                                                   TOTAL RETURNS
                                                               FOR PERIODS ENDED
                                                                         8/31/00

                                                                          1 year
                                                                          54.02%

                                                                          3 year
                                                                          31.21%

                                                                 Since Inception
                                                                       (12/4/96)
                                                                          28.96%

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


1 Name changed from Warburg Pincus Health Sciences Fund effecctive May 1, 2000. 2 Fiscal year end changed from October 31st to August 31st.
3 The Lipper Health/Biotechnology Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.
4 The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS
August 31, 2000
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (84.2%)
DENMARK (1.0%)
COMMERCIAL SERVICES & SUPPLIES (1.0%)
    ISS A/S                                                4,605    $   312,997
                                                                    -----------
    TOTAL DENMARK                                                       312,997
                                                                    -----------
FINLAND (4.4%)
CAPITAL GOODS (1.0%)
    Metso Oyj                                             24,920        301,306
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.1%)
    Nokia Oyj                                              7,488        328,662
                                                                    -----------
TELECOMMUNICATION SERVICES (2.3%)
    Elisa Communications Oyj Cl. A                        18,404        700,288
                                                                    -----------
    TOTAL FINLAND                                                     1,330,256
                                                                    -----------
FRANCE (16.3%)
BANKS (2.4%)
    Banque Nationale de Paris                              7,754        713,488
                                                                    -----------
ENERGY (2.2%)
    Coflexip S.A. ADR                                      4,075        242,080
    Total Fina S.A. Cl. B                                  2,903        431,265
                                                                    -----------
                                                                        673,345
                                                                    -----------
INSURANCE (2.5%)
    AXA S.A.                                               5,260        749,618
                                                                    -----------
MATERIALS (1.5%)
    Pechiney S.A. Cl. A                                    9,950        455,566
                                                                    -----------
MEDIA (2.6%)
    Lagardere S.C.A.                                      11,151        795,572
                                                                    -----------
SOFTWARE & SERVICES (1.3%)
    Infogrames Entertainment S.A.**                        5,000        145,802
    Ubi Soft Entertainment S.A.**                          4,444        231,127

                                                                        376,929
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (3.8%)
    Alcatel ADR                                            6,500        538,688
    STMicroelectronics N.V.                                9,600        588,899

                                                                      1,127,587
                                                                    -----------
    TOTAL FRANCE                                                      4,892,105
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
GERMANY (12.5%)
BANKS (2.8%)
    Deutsche Bank AG                                       9,570    $   837,197
                                                                    -----------
INSURANCE (7.1%)
    Ergo Versicherungs Gruppe AG                           4,700        593,345
    Hannover Rueckversicherungs AG                         9,190        747,580
    Marschollek, Lautenschlaeger und Partner AG            5,764        781,474

                                                                      2,122,399
                                                                    -----------
UTILITIES (2.6%)
    E.On AG                                               16,700        800,251
                                                                    -----------
    Total Germany                                                     3,759,847
                                                                    -----------
HUNGARY (1.0%)
BANKS (1.0%)
    OTP Bank Rt. GDR 144A                                  5,660        304,127
                                                                    -----------
    TOTAL HUNGARY                                                       304,127
                                                                    -----------
ITALY (3.4%)
INSURANCE (1.5%)
    Riunione Adriatica di Sicurta S.p.A.                  38,500        450,783
                                                                    -----------
TRANSPORTATION (1.9%)
    Concessioni e Costruzioni Autostrade S.p.A.           81,251        557,657
                                                                    -----------
    TOTAL ITALY                                                       1,008,440
                                                                    -----------
NETHERLANDS (11.2%)
BANKS (2.5%)
    ABN AMRO Holding NV                                   30,100        749,282
                                                                    -----------
CAPITAL GOODS (1.5%)
    IHC Caland N.V.                                        8,450        439,474
                                                                    -----------
ENERGY (2.0%)
    Petroplus International N.V.                          40,495        590,427
                                                                    -----------
FOOD & DRUG RETAILING (2.1%)
    Koninklijke Ahold N.V.                                21,950        620,948
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (3.1%)
    Koninklijke (Royal) Philips Electronics N.V.          19,394        944,867
                                                                    -----------
    TOTAL NETHERLANDS                                                 3,344,998
                                                                    -----------
PORTUGAL (1.4%)
TELECOMMUNICATION SERVICES (1.4%)
    Portugal Telecom S.A.                                 40,960        426,784
                                                                    -----------
    TOTAL PORTUGAL                                                      426,784
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
SPAIN (6.1%)
BANKS (2.8%)
    Banco Bilbao Vizcaya S.A.                             57,253    $   850,542
                                                                    -----------
FOOD & DRUG RETAILING (2.8%)
    Centros Comerciales Continente S.A.**                 24,150        422,321
    Centros Comerciales Pryca S.A.**                      31,500        418,671
                                                                    -----------
                                                                        840,992
                                                                    -----------
MEDIA (0.5%)
    Grupo Prisa SA                                         5,950        142,560
                                                                    -----------
    TOTAL SPAIN                                                       1,834,094
                                                                    -----------
SWEDEN (3.9%)
BANKS (2.0%)
    Nordic Baltic Holding (NBH) AB                        85,900        596,261
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.9%)
    Telefonaktiebolaget L.M. Ericsson Cl. B               28,066        566,601
                                                                    -----------
    TOTAL SWEDEN                                                      1,162,862
                                                                    -----------
UNITED KINGDOM (23.0%)
BANKS (1.0%)
    LLoyds TSB Holdings Group plc                         31,494        296,938
                                                                    -----------
CAPITAL GOODS (3.4%)
    BAE Systems plc                                       91,400        570,514
    Enodis plc                                           137,900        430,382
                                                                    -----------
                                                                      1,000,896
                                                                    -----------
ENERGY (1.4%)
    BP Amoco plc                                          46,670        428,140
                                                                    -----------
INSURANCE (2.6%)
    Prudential Corporation plc                            58,706        770,463
                                                                    -----------
MEDIA (5.1%)
    EMI Group plc                                         77,300        718,693
    Granada Media plc**                                   40,000        378,300
    Reed International plc                                51,750        444,248
                                                                    -----------
                                                                      1,541,241
                                                                    -----------
PHARMACEUTICALS & BIOTECHNOLOGY (3.5%)
    AstraZeneca Group plc                                 15,931        727,840
    SmithKline Beecham plc                                24,350        317,978
                                                                    -----------
                                                                      1,045,818
                                                                    -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
UNITED KINGDOM (CONT'D)
TECHNOLOGY HARDWARE & EQUIPMENT (1.4%)
    FirstGroup plc                                       116,900    $   429,051
                                                                    -----------
TELECOMMUNICATION SERVICES (2.2%)
    Vodafone Group plc                                   160,224        648,673
                                                                    -----------
TRANSPORTATION (2.4%)
    Railtrack Group plc                                   50,400        721,587
                                                                    -----------
    TOTAL UNITED KINGDOM                                              6,882,807
                                                                    -----------
TOTAL COMMON STOCKS  (Cost $22,911,779)                              25,259,317
                                                                    -----------

                                                            Par
                                                           (000)
                                                         --------
SHORT-TERM INVESTMENT (13.6%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      5.710% 09/01/00                                     $4,090      4,090,000
                                                                    -----------
      (Cost $4,090,000)

TOTAL INVESTMENTS AT VALUE (97.9%) (COST $27,001,779*)               29,349,317

OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)                            657,806
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $30,007,123
                                                                    ===========

  * The cost for Federal income tax purposes at August 31, 2000 is $27,222,511. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                          $ 2,830,382
        Gross Depreciation                                             (703,576)
                                                                    -----------
        Net Appreciation                                            $ 2,126,806
                                                                    ===========
 ** Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
                         ADR = American Depository Receipts
                         GDR = Global Depository Receipts


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (98.4%)
AUSTRALIA (2.3%)
MEDIA (0.6%)
    News Corp. Ltd. ADR                                   62,500    $ 2,765,625
                                                                    -----------
SOFTWARE & SERVICES (1.7%)
    Open Telecommunications, Ltd.**                    6,043,461      7,822,153
                                                                    -----------
    TOTAL AUSTRALIA                                                  10,587,778
                                                                    -----------
BELGIUM (0.0%)
TELECOMMUNICATION SERVICES (0.0%)
    Telinfo NV-Strip VVPR**                                   61              1
                                                                    -----------
    TOTAL BELGIUM                                                             1
                                                                    -----------
BERMUDA (2.6%)
CAPITAL GOODS (1.1%)
    Tyco International Ltd. ADR                           90,300      5,147,100
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.2%)
    TyCom, Ltd. ADR**                                    134,200      5,586,075
                                                                    -----------
TELECOMMUNICATION SERVICES (0.3%)
    Global Crossing, Ltd. ADR**                           44,200      1,328,762
                                                                    -----------
    TOTAL BERMUDA                                                    12,061,937
                                                                    -----------
BRAZIL (3.1%)
TELECOMMUNICATION SERVICES (3.1%)
    Celular crt Participacoes S.A. Pfd. A**           11,331,000      5,343,932
    Embratel Participacoes S.A. ADR                      118,300      2,587,812
    Tele Centro Oeste Celular Participacoes S.A. ADR     214,000      2,728,500
    Telecomunicacoes Brasileiras S.A. Pfd. Block ADR      42,600      3,908,550
                                                                    -----------
                                                                     14,568,794
                                                                    -----------
    TOTAL BRAZIL                                                     14,568,794
                                                                    -----------
CANADA (4.7%)
SOFTWARE & SERVICES (1.6%)
    Descartes Systems Group, Inc. (The)**                 90,100      4,188,382
    Descartes Systems Group, Inc. (The)**                 71,800      3,325,237
                                                                    -----------
                                                                      7,513,619
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.8%)
    C-MAC Industries, Inc.**                              52,000      3,727,750
    Nortel Networks Corp.                                 57,000      4,649,062
                                                                    -----------
                                                                      8,376,812
                                                                    -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
CANADA (CONT'D)
TELECOMMUNICATION SERVICES (1.3%)
    Axxent, Inc.**                                       580,000    $ 2,949,873
    GT Group Telecom, Inc. Class B**                     200,000      3,175,000
                                                                    -----------
                                                                      6,124,873
                                                                    -----------
    TOTAL CANADA                                                     22,015,304
                                                                    -----------
FINLAND (2.6%)
SOFTWARE & SERVICES (0.5%)
    Comptel Oyj                                          128,200      2,160,962
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.6%)
    Nokia Oyj                                             37,000      1,623,999
    Nokia Corp. ADR                                       30,700      1,379,581
                                                                    -----------
                                                                      3,003,580
                                                                    -----------
TELECOMMUNICATION SERVICES (1.5%)
    Elisa Communications Oyj Class A                     183,773      6,992,723
                                                                    -----------
    TOTAL FINLAND                                                    12,157,265
                                                                    -----------
FRANCE (3.3%)
CAPITAL GOODS (0.9%)
    Bouygues S.A.                                         71,540      4,499,831
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (2.4%)
    Alcatel                                              106,500      8,715,539
    Alcatel ADR                                           30,000      2,486,250
                                                                    -----------
                                                                     11,201,789
                                                                    -----------
    TOTAL FRANCE                                                     15,701,620
                                                                    -----------
GREECE (0.7%)
TELECOMMUNICATION SERVICES (0.7%)
    Hellenic Telecommunications Organization S.A. ADR    361,300      3,342,025
                                                                    -----------
    TOTAL GREECE                                                      3,342,025
                                                                    -----------
HONG KONG (1.1%)
TELECOMMUNICATION SERVICES (1.1%)
    China Mobile (Hong Kong), Ltd.**                     160,000      1,230,921
    China Mobile (Hong Kong), Ltd. ADR**                 108,000      4,164,750
                                                                    -----------
                                                                      5,395,671
                                                                    -----------
    TOTAL HONG KONG                                                   5,395,671
                                                                    -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
INDIA (0.4%)
TELECOMMUNICATION SERVICES (0.4%)
    Videsh Sanchar Nigam, Ltd. 144A GDR                  162,700   $  1,777,497
                                                                    -----------
    TOTAL INDIA                                                       1,777,497
                                                                    -----------
ITALY (1.4%)
TELECOMMUNICATION SERVICES (0.6%)
    Olivetti S.p.A.                                      927,400      2,910,467
                                                                    -----------
TRANSPORTATION (0.8%)
    Concessioni e Costruzioni Autostrade S.p.A.          524,100      3,597,098
                                                                    -----------
    TOTAL ITALY                                                       6,507,565
                                                                    -----------
JAPAN (7.8%)
CAPITAL GOODS (2.2%)
    Furukawa Electric Co., Ltd.                          321,000     10,325,090
                                                                    -----------
CONSUMER DURABLES & APPAREL (1.0%)
    Sony Corp.                                            26,400      2,946,087
    Sony Corp. ADR                                        14,400      1,645,200
                                                                    -----------
                                                                      4,591,287
                                                                    -----------
SOFTWARE & SERVICES (0.8%)
    Softbank Corp.                                        28,100      3,712,889
                                                                    -----------
TECHNOLOGY, HARDWARE, & EQUIPMENT (2.1%)
    Matsushita Communication Industrial Co., Ltd.         36,700      5,076,364
    Tokyo Electron, Ltd.                                  34,700      4,874,566
                                                                    -----------
                                                                      9,950,930
                                                                    -----------
Telecommunication Services (1.7%)
    NTT DoCoMo, Inc.                                         314      8,303,734
                                                                    -----------
    TOTAL JAPAN                                                      36,883,930
                                                                    -----------
MEXICO (1.7%)
TELECOMMUNICATION SERVICES (1.7%)
    Grupo Iusacell S.A. de C.V. ADR**                    159,232      2,030,208
    Telefonos de Mexico S.A. de C.V. Cl. L ADR           111,800      6,086,112
                                                                    -----------
                                                                      8,116,320
                                                                    -----------
    TOTAL MEXICO                                                      8,116,320
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
NETHERLANDS (0.8%)
TELECOMMUNICATION SERVICES (0.8%)
    Completel Europe N.V.**                              155,600   $  1,359,828
    United Pan-Europe Communications N.V.**              102,774      2,513,591
                                                                    -----------
                                                                      3,873,419
                                                                    -----------
    TOTAL NETHERLANDS                                                 3,873,419
                                                                    -----------
PORTUGAL (1.6%)
TELECOMMUNICATION SERVICES (1.6%)
    Portugal Telecom S.A.                                458,720      4,779,650
    Telecel-Comunicacoes Pessoais S.A.**                 195,800      2,579,774
                                                                    -----------
                                                                      7,359,424
                                                                    -----------
    TOTAL PORTUGAL                                                    7,359,424
                                                                    -----------
SINGAPORE (0.8%)
TECHNOLOGY HARDWARE & EQUIPMENT (0.8%)
    Chartered Semiconductor Manufacturing Ltd. ADR**      43,100      3,658,112
                                                                    -----------
    TOTAL SINGAPORE                                                   3,658,112
                                                                    -----------
SOUTH KOREA (3.9%)
TECHNOLOGY HARDWARE & EQUIPMENT (1.4%)
    Samsung Electronics Co.                               27,200      6,709,768
                                                                    -----------
TELECOMMUNICATION SERVICES (2.5%)
    Hanaro Telecom, Inc.**                               352,300      1,849,341
    Hansol M.com Co., Ltd.**                             132,100      1,697,849
    Korea Telecom Corp. ADR                              112,100      4,245,787
    SK Telecom Co., Ltd. ADR                             158,210      4,054,131
                                                                    -----------
                                                                     11,847,108
                                                                    -----------
    TOTAL SOUTH KOREA                                                18,556,876
                                                                    -----------
SPAIN (0.8%)
TELECOMMUNICATION SERVICES (0.8%)
    Telefonica S.A.**                                     93,300      1,791,663
    Telefonica S.A. ADR**                                 36,551      2,094,829
                                                                    -----------
                                                                      3,886,492
                                                                    -----------
    TOTAL SPAIN                                                       3,886,492
                                                                    -----------
SWEDEN (1.9%)
TECHNOLOGY HARDWARE & EQUIPMENT (1.5%)
    Telefonaktiebolaget L.M. Ericsson Cl. B              262,200      5,293,338
    Telefonaktiebolaget L.M. Ericsson ADR                100,000      2,050,000
                                                                    -----------
                                                                      7,343,338
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
SWEDEN (CONT'D)
TELECOMMUNICATION SERVICES (0.4%)
    Tele1 Europe Holding AB**                            150,300   $  1,847,647
                                                                    -----------
    TOTAL SWEDEN                                                      9,190,985
                                                                    -----------
TAIWAN (2.4%)
TECHNOLOGY HARDWARE & EQUIPMENT (2.4%)
    Realtek Semiconductor Corp.**                        633,000      4,767,137
    United Microelectronics Corp.**                    2,500,000      6,637,920
                                                                    -----------
                                                                     11,405,057
                                                                    -----------
    TOTAL TAIWAN                                                     11,405,057
                                                                    -----------
THAILAND (0.6%)
TELECOMMUNICATION SERVICES (0.6%)
    TelecomAsia Corp. Public Co., Ltd.**               3,478,700      2,808,587
    TelecomAsia Corp. Public Co., Ltd.,
        Rights Strike .3077 THB**                      1,599,978              0
                                                                    -----------
                                                                      2,808,587
                                                                    -----------
    TOTAL THAILAND                                                    2,808,587
                                                                    -----------
UNITED KINGDOM (4.1%)
SOFTWARE & SERVICES (0.5%)
    NDS Group plc ADR**                                   28,700      2,245,775
                                                                    -----------
TELECOMMUNICATION SERVICES (3.6%)
    British Telecommunications plc                       287,500      3,660,234
    British Telecommunications plc ADR                     3,800        485,450
    COLT Telecom Group plc ADR**                          20,763      2,813,386
    Vodafone Group plc                                 1,445,042      5,850,307
    Vodafone Group plc ADR                               102,100      4,179,719
                                                                    -----------
                                                                     16,989,096
                                                                    -----------
    TOTAL UNITED KINGDOM                                             19,234,871
                                                                    -----------
UNITED STATES (49.8%)
MEDIA (8.3%)
    AT&T Corp. - Liberty Media Group Class A**           219,000      4,681,125
    Comcast Corp. - Special Class A**                    200,000      7,450,000
    Emmis Communications Corp.**                         110,000      3,609,375
    Fox Entertainment Group, Inc.**                      100,600      2,911,112
    Gemstar-TV Guide International, Inc.**                78,876      7,118,559
    Infinity Broadcasting Corp.**                         80,000      3,030,000
    Time Warner, Inc.                                     63,597      5,437,543
    Viacom, Inc. Class B**                                70,335      4,734,425
                                                                    -----------
                                                                     38,972,139
                                                                    -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
United States (cont'd)
SOFTWARE & SERVICES (3.8%)
    America Online**                                      60,108    $ 3,523,831
    Go2Net, Inc.**                                        57,300      3,953,700
    Microsoft Corp.**                                     67,000      4,677,437
    Rhythms NetConnections, Inc.**                       167,000      1,503,000
    VeriSign, Inc.**                                      12,900      2,565,487
    Yahoo, Inc.**                                         13,732      1,668,438
                                                                    -----------
                                                                     17,891,893
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (16.0%)
    Advanced Micro Devices, Inc.**                        67,000      2,520,875
    Applied Materials, Inc.**                             60,000      5,178,750
    Broadcom Corp. Class A**                              20,424      5,106,000
    Cisco Systems**                                       81,788      5,612,702
    Gateway, Inc.**                                       57,000      3,881,700
    General Motors Corp. Class H**                        80,000      2,650,000
    Harris Corp.                                         194,000      5,832,125
    Intel Corp.                                           39,600      2,965,050
    Lucent Technologies                                  111,000      4,641,188
    Motorola, Inc.                                       137,900      4,973,019
    PMC-Sierra, Inc.**                                    27,100      6,395,600
    QUALCOMM, Inc.**                                      40,200      2,406,975
    Sanmina Corp.**                                       65,400      7,717,200
    SBA Communications Corp.**                            75,000      3,346,875
    Sun Microsystems, Inc.**                              59,000      7,489,313
    Texas Instruments, Inc.                               70,600      4,725,788
                                                                    -----------
                                                                     75,443,160
                                                                    -----------
TELECOMMUNICATION SERVICES (21.7%)
    Advanced Fibre Communications, Inc.**                125,000      6,607,422
    Allegiance Telecom, Inc.**                            48,500      2,415,906
    AT&T Corp.                                            73,000      2,299,500
    AT&T Wireless Group**                                200,000      5,237,500
    BellSouth Corp.                                       70,300      2,623,069
    Broadwing, Inc.**                                    132,600      3,704,513
    Covad Communications Group, Inc.**                   132,000      2,153,250
    Crown Castle International Corp.**                    87,500      3,035,156
    EchoStar Communications Corp.**                      125,500      6,118,125
    Intermedia Communications, Inc.**                    244,100      5,065,075
    Leap Wireless International, Inc.**                   59,500      4,722,813
    Level 3 Communications, Inc.**                        29,000      2,529,797
    McLeodUSA, Inc. Class A**/#                          284,200      4,493,913
    Nextel Communications, Inc. Class A**                 69,000      3,825,188



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
    NEXTLINK Communications, Inc.**                      263,100    $ 9,224,944
    Qwest Communications International, Inc.**           161,052      8,314,310
    SBC Communications, Inc.                             206,321      8,613,902
    Time Warner Telecom, Inc. Class A**                   86,800      5,636,575
    Verizon Communications                               111,532      4,865,584
    Western Wireless Corp.**                              52,200      2,668,725
    WinStar Communications, Inc.**                        80,000      2,150,000
    WorldCom, Inc.**                                     169,292      6,179,158
                                                                    -----------
                                                                    102,484,425
                                                                    -----------
    TOTAL UNITED STATES                                             234,791,617
                                                                    -----------
TOTAL COMMON STOCKS (Cost $434,767,294)                             463,881,147
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $434,767,294*)             463,881,147

OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                          7,574,305
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                          $471,455,452
                                                                    ===========

  * Cost for Federal income tax purposes at August 31, 2000 is $436,087,029. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                          $74,010,817
        Gross Depreciation                                          (46,216,699)
                                                                    -----------
        Net Appreciation                                            $27,794,118
                                                                    ===========
 **  Non-income producing  securities.
  #  Security or a portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipts
                       GDR = Global Depository Receipts
                       THB = Thailand Baht


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (91.2%)
ISRAEL (0.7%)
PHARMACEUTICALS (0.7%)
    Teva Pharmaceutical Industries, Ltd. PLC ADR          10,700    $   648,687
                                                                    -----------
    TOTAL ISRAEL                                                        648,687
                                                                    -----------
SWITZERLAND (1.8%)
PHARMACEUTICALS (1.8%)
    Serono SA                                              1,400      1,642,266
                                                                    -----------
    TOTAL SWITZERLAND                                                 1,642,266
                                                                    -----------
UNITED STATES (88.7%)
COMMUNICATIONS & MEDIA (1.1%)
    Healtheon WebMD Corp.**                               56,000        987,000
                                                                    -----------
FINANCIAL SERVICES (0.6%)
    Aetna, Inc.                                            9,800        548,187
                                                                    -----------
HEALTHCARE (19.0%)
    Affymetrix, Inc.**                                    18,800      1,485,200
    Allergan, Inc.                                        10,400        760,500
    ALZA Corp.**                                          32,200      2,435,125
    Baxter International, Inc.                            16,000      1,332,000
    Foundation Health Systems, Inc. Class A**             43,900        770,994
    HCA-The Healthcare Co.                                22,300        769,350
    Health Management Associates, Inc. Class A**         150,000      2,446,875
    Hooper Holmes, Inc.                                  161,800      1,891,037
    Inhale Therapeutic Systems, Inc.**                    12,600        636,300
    LifePoint Hospitals, Inc.**                           25,800        777,225
    MiniMed, Inc.**                                       21,600      1,550,812
    Tenet Healthcare Corp.**                              21,500        666,500
    UnitedHealth Group Inc.                                9,500        897,750
    Wellpoint Health Networks, Inc.**                      9,200        794,075
                                                                    -----------
                                                                     17,213,743
                                                                    -----------
INDUSTRIAL MFG. & PROCESSING (6.9%)
    PE Corp - PE Biosystems Group                         23,400      2,301,975
    PE Corp. - Celera Genomics Group**                    17,800      1,930,187
    Waters Corp.**                                        25,400      2,020,887
                                                                    -----------
                                                                      6,253,049
                                                                    -----------
PHARMACEUTICALS (61.2%)
    Alkermes, Inc.**                                      19,200        888,000
    Alpharma, Inc. Class A                                19,000      1,075,875
    American Home Products Corp.                          14,000        758,625
    Amgen, Inc.**                                         19,300      1,463,181


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------

COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
    Angiotech Pharmaceuticals, Inc.**                     30,700    $ 1,389,175
    Antigenics, Inc.**                                    26,100        440,437
    Biogen, Inc.**                                        12,400        857,150
    Biomarin Pharmaceutical, Inc.**                       64,000      1,080,000
    Cardinal Health, Inc.                                 20,600      1,685,338
    Celgene Corp.**                                       27,600      2,042,400
    Dyax Corp.**                                          56,000      1,960,000
    Forest Laboratories, Inc.**                           21,800      2,133,675
    Genaissance Pharmaceuticals, Inc.**                   31,000        691,688
    Genentech, Inc.**                                     16,000      3,048,000
    Genzyme Corp.**                                       18,600      1,396,163
    Gilead Sciences, Inc.**                               15,700      1,695,600
    IDEC Pharmaceuticals Corp.**                          20,000      2,792,500
    Immunex Corp.**                                       32,100      1,613,025
    Inspire Pharmaceuticals, Inc.**                       74,700      1,307,250
    Ivax Corp.                                            42,200      1,461,175
    Jones Pharma, Inc.                                    32,700      1,169,025
    King Pharmaceuticals, Inc.**                          36,900      1,185,413
    Lilly (Eli) & Co.                                     16,700      1,219,100
    Medarex, Inc.**                                       13,500      1,491,750
    Medicines Co.**                                       96,600      2,415,000
    Medimmune, Inc.**                                     25,300      2,128,363
    Merck & Co., Inc.                                      9,000        628,875
    Neorx Corp.**                                         42,100        799,900
    Pfizer, Inc.                                          95,725      4,140,106
    Pharmacia Corp.                                       43,197      2,529,724
    Pharsight Corp.**                                    135,500      1,304,188
    QLT PhotoTherapeutics, Inc.**                         22,100      1,636,781
    Ribozyme Pharmaceuticals, Inc.**                      27,900        805,613
    Schering-Plough Corp.                                 11,700        469,463
    Sepracor, Inc.**                                       7,000        770,000
    United Therapeutics Corp.**                           11,700      1,010,405
    Watson Pharmaceuticals, Inc.**                        32,000      1,974,000
                                                                    -----------
                                                                     55,456,963
                                                                    -----------
    TOTAL UNITED STATES                                              80,458,942
                                                                    -----------
TOTAL COMMON STOCKS (Cost $52,779,979)                               82,749,895
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 2000
-------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       ------


SHORT TERM INVESTMENTS (11.6%)
    Institutional Money Market Trust                   7,627,041    $ 7,627,042
    RBB Money Market Portfolio                         2,937,717      2,937,717
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS (Cost $10,564,759)                      10,564,759
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (102.8%) (Cost $63,344,738*)              93,314,654

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.8%)                        (2,514,014)
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $90,800,640
                                                                    ===========

  * Cost for Federal income tax purposes at August 31, 2000 is $63,417,871. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                          $30,450,901
        Gross Depreciation                                             (554,118)
                                                                    -----------
        Net Appreciation                                            $29,896,783
                                                                    ===========
 ** Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000
-------------------------------------------------------------------------------

                                                                              GLOBAL           GLOBAL
                                                             EUROPEAN   TELECOMMUNICATIONS HEALTH SCIENCES
                                                            EQUITY FUND       FUND              FUND
                                                           ------------    -------------    ------------
ASSETS
  Investments, at value (cost - $27,001,779, $434,767,294
    and $63,344,738 respectively)                          $ 29,349,317    $ 463,881,147    $ 93,314,654
                                                           ------------    -------------    ------------
  Foreign currency (cost - $555,694)                                 --          555,578              --
  Cash                                                           81,283               --              --
  Collateral received for securities loaned                          --        8,594,600              --
  Receivable for investments sold                             1,222,285       11,904,130              --
  Receivable for Fund shares sold                               580,301        2,890,621         660,567
  Receivable from investment adviser                             26,249               --              --
  Deferred organizational/offering costs                             --               --           7,863
  Dividends and interest receivable                              87,191          205,081          41,352
  Prepaid expenses and other assets                              38,713           85,768          17,689
                                                           ------------    -------------    ------------
     Total Assets                                            31,385,339      488,116,925      94,042,125
                                                           ------------    -------------    ------------
LIABILITIES
  Payable upon return of securities loaned                           --        8,594,600              --
  Payable for investments purchased                           1,247,125        2,943,797       3,078,494
  Payable for Fund shares repurchased                            45,703        1,751,342          38,520
  Due to custodian                                                   --        2,520,787              --
  Advisory fee payable                                               --          303,941          29,392
  Administration fee payable                                      1,257           19,672           6,586
  Distribution fee payable                                        6,287           98,411          16,487
  Accrued expenses payable                                       77,844          428,923          72,006
                                                           ------------    -------------    ------------
    Total Liabilities                                         1,378,216       16,661,473       3,241,485
                                                           ------------    -------------    ------------
NET ASSETS
  Capital stock, $0.001 par value                                 2,518            6,823           3,619
  Paid-in capital                                            23,347,336      429,535,968      52,228,372
  Accumulated net realized gain from investments
    and foreign currency related transactions, if any         4,315,009       12,816,059       8,598,733
  Net unrealized appreciation from investments
    and foreign currency related items                        2,342,260      29,096,602       29,969,916
                                                           ------------    -------------    ------------
     Net Assets                                            $ 30,007,123    $ 471,455,452    $ 90,800,640
                                                           ============    =============    ============
COMMON SHARES
  Net assets                                               $ 30,007,123    $ 471,455,452    $ 90,800,640
                                                           ------------    -------------    ------------
  Shares outstanding                                          2,508,959        6,821,488       3,791,995
                                                           ------------    -------------    ------------
  Net asset value, offering price and redemption price
    per share                                              $      11.96    $       69.11    $      23.95
                                                           ============    =============    ============

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENT OF OPERATIONS
For the year of period ended August 31, 2000
-------------------------------------------------------------------------------

                                                                              GLOBAL           GLOBAL
                                                             EUROPEAN   TELECOMMUNICATIONS HEALTH SCIENCES
                                                            EQUITY FUND       FUND              FUND *
                                                           ------------    -------------    ------------
INVESTMENT INCOME:
  Dividends                                                $    503,564    $   1,371,530    $    162,616
  Interest                                                      101,248        1,201,947         151,586
  Securities lending                                             12,131          203,546              --
  Foreign taxes withheld                                        (74,468)         (77,534)           (672)
                                                           ------------    -------------    ------------
    Total Investment Income                                     542,475        2,699,489         313,530
                                                           ------------    -------------    ------------
EXPENSES:
  Investment advisory fees                                      309,531        3,596,187         479,215
  Administration fees                                            69,148          803,240          96,502
  Printing fees                                                 150,218          106,833          24,374
  Custodian fees                                                 87,330          212,303          12,599
  Distribution fees                                              77,089          899,136         119,804
  Registration fees                                              74,602          163,236          33,522
  Transfer agent fees                                            73,908          484,566          88,524
  Interest expense                                               20,519               --             422
  Audit fees                                                     15,828           13,869          15,150
  Legal fees                                                     12,002           33,125          15,573
  Directors fees                                                  9,325            8,042           9,458
  Insurance expense                                                 854            1,657           1,027
  Offering/Organizational costs                                      --               --           4,941
  Miscellaneous fees                                              9,356           30,003           6,007
                                                           ------------    -------------    ------------
                                                                909,710        6,352,197         907,118
  Less: fees waived, expenses reimbursed and
    transfer agent offsets                                     (459,850)        (447,171)       (145,165)
                                                           ------------    -------------    ------------
    Total Expenses                                              449,860        5,905,026         761,953
                                                           ------------    -------------    ------------
  Net Investment Income/(Loss)                                   92,615       (3,205,537)       (448,423)
                                                           ------------    -------------    ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS
  Net realized gain/(loss) from:
    Security transactions                                     6,222,283       18,226,203       9,295,075
    Foreign exchange transactions                              (259,418)        (462,242)         (3,322)
                                                           ------------    -------------    ------------
                                                              5,962,865       17,763,961       9,291,753
                                                           ------------    -------------    ------------
  Net change in unrealized appreciation/(depreciation):
    Investments                                               1,398,248       24,011,051      18,249,726
    Translation of assets and liabilities in
       foreign currencies                                        (9,178)         (17,422)             --
                                                           ------------    -------------    ------------
                                                              1,389,070       23,993,629      18,249,726
                                                           ------------    -------------    ------------
  Net gain on investments and foreign currency transactions   7,351,935       41,757,590      27,541,479
                                                           ------------    -------------    ------------
  Net increase in net assets resulting from operations     $  7,444,550    $  38,552,053    $  27,093,056
                                                           ============    =============    ============

  * For the period November 1, 1999 to August 31, 2000.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                              EUROPEAN EQUITY FUND               GLOBAL TELECOMMUNICATIONS FUND
                                                      -----------------------------------      -----------------------------------
                                                       FOR THE YEAR      FOR THE PERIOD         FOR THE YEAR       FOR THE YEAR
                                                           ENDED        JANUARY 28, 1999*           ENDED             ENDED
                                                      AUGUST 31, 2000  TO AUGUST 31, 1999      AUGUST 31, 2000    AUGUST 31, 1999
                                                      ---------------  ------------------      ---------------  ------------------
FROM OPERATIONS:
  Net investment income/(loss)                          $     92,615      $    213,741          $  (3,205,537)      $   (67,321)
  Net gain/(loss) on investments and
    foreign currency transactions                          7,351,935          (865,652)            41,757,590         7,197,021
                                                        ------------      ------------          -------------       -----------
  Net increase/(decrease) in net
    assets resulting from operations                       7,444,550          (651,911)            38,552,053         7,129,700
                                                        ------------      ------------          -------------       -----------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
    Institutional shares                                        (667)               --                     --                --
    Common shares                                           (134,704)               --                     --                --
  Net realized capital gains:
    Institutional shares                                          --                --                     --                --
    Common shares                                                 --                --             (3,754,559)         (179,290)
                                                        ------------      ------------          -------------       -----------
  Net decrease in net assets from
    dividends and distributions                             (135,371)               --             (3,754,559)         (179,290)
                                                        ------------      ------------          -------------       -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                           125,018,796        40,739,940            737,422,782        68,055,242
  Reinvestment of dividends and distributions                132,898                --              3,567,097           167,194
  Net asset value of shares redeemed                    (127,110,194)      (15,431,585)          (369,497,412)      (10,725,448)
                                                        ------------      ------------          -------------       -----------
  Net increase/(decrease) in net assets
    from capital share transactions                       (1,958,500)       25,308,355            371,492,467        57,496,988
                                                        ------------      ------------          -------------       -----------
  Total increase/(decrease) in net assets                  5,350,679        24,656,444            406,289,961        64,447,398

NET ASSETS:
    Beginning of period                                   24,656,444                --             65,165,491           718,093
                                                        ------------      ------------          -------------       -----------
    End of period                                       $ 30,007,123      $ 24,656,444          $ 471,455,452       $65,165,491
                                                        ============      ============          =============       ===========
  Undistributed net investment income                   $         --      $    135,265          $          --                --
                                                        ============      ============          =============       ===========

   * Inception Date
  ** Fiscal year end changed from October 31st to August 31.

                                                                 GLOBAL HEALTH SCIENCES FUND
                                                          ----------------------------------------
                                                             FOR THE PERIOD        FOR THE YEAR
                                                            NOVEMBER 1, 1999           ENDED
                                                          TO AUGUST 31, 2000**   OCTOBER 31, 1999
                                                          --------------------  ------------------
FROM OPERATIONS:
  Net investment income/(loss)                                $  (448,423)         $  (401,889)
  Net gain/(loss) on investments and
    foreign currency transactions                              27,541,479            2,959,345
                                                              -----------          -----------
  Net increase/(decrease) in net
    assets resulting from operations                           27,093,056            2,557,456
                                                              -----------          -----------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
    Institutional shares                                               --                   --
    Common shares                                                      --                   --
  Net realized capital gains:
    Institutional shares                                               --                   --
    Common shares                                                      --                   --
                                                              -----------          -----------
  Net decrease in net assets from
    dividends and distributions                                        --                   --
                                                              -----------          -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                 83,655,931           35,244,741
  Reinvestment of dividends and distributions                      --                --
  Net asset value of shares redeemed                          (67,522,268)         (54,564,366)
                                                              -----------          -----------
  Net increase/(decrease) in net assets
    from capital share transactions                            16,133,663          (19,319,625)
                                                              -----------          -----------
  Total increase/(decrease) in net assets                      43,226,719          (16,762,169)

NET ASSETS:
    Beginning of period                                        47,573,921           64,336,090
                                                              -----------          -----------
    End of period                                             $90,800,640          $47,573,921
                                                              ===========          ===========
  Undistributed net investment income                         $        --          $        --
                                                              ===========          ===========

   * Inception Date
  ** Fiscal year end changed from October 31st to August 31.

                 See Accompanying Notes to Financial Statements.

                                      26-27

WARBURG PINCUS EUROPEAN EQUITY FUNDS
FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout each Period)
-------------------------------------------------------------------------------

                                                 COMMON                                INSTITUTIONAL
                                  ------------------------------------   --------------------------------------
                                    FOR THE YEAR      FOR THE PERIOD      FOR THE PERIOD        FOR THE PERIOD
                                       ENDED         JANUARY 28, 1999*         ENDED          JANUARY 28, 1999*
                                  AUGUST 31, 2000   TO AUGUST 31, 1999   AUGUST 29, 2000**   TO AUGUST 31, 1999
                                  ---------------   ------------------   -----------------   ------------------
PER SHARE DATA
  Net asset value, beginning
    of period                       $     9.79          $    10.00           $     9.80           $    10.00
                                    ----------          ----------           ----------           ----------
INVESTMENT ACTIVITIES:
    Net investment income                 0.03                0.08                 0.07                 0.09
    Net gain/(loss) on investments
      and foreign currency
      transactions (both realized
      and unrealized)                     2.19               (0.29)                2.29                (0.29)
                                    ----------          ----------           ----------           ----------
      Total from investment
        operations                        2.22               (0.21)                2.36                (0.20)
                                    ----------          ----------           ----------           ----------
Less Dividends and Distributions:
    Dividends from net investment
      income                             (0.05)                 --                (0.07)                  --
    Distributions from net realized
      capital gains                         --                  --                   --                   --
                                    ----------          ----------           ----------           ----------
      Total dividends and
        distributions                    (0.05)                 --                (0.07)                  --
                                    ----------          ----------           ----------           ----------
Net asset value,
  end of period                     $    11.96          $     9.79           $    12.09           $     9.80
                                    ==========          ==========           ==========           ==========
      Total return                       22.69%              (2.10)%3             24.07%3              (2.00)%3
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                  $   30,007          $   24,588           $       --           $       98
  Ratio of expenses to average
    net assets                            1.46%1,2            1.46%1,4             1.16%1,2,4           1.16%1,4
  Ratio of net investment income
    to average net assets                 0.30%               1.41%4               0.59%4               1.67%4
  Portfolio turnover rate                  186%                161%3                186%3                161%3

 1 Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.93% for the year ended August 31, 2000 and 2.64% annualized for the period ended August 31, 1999. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.59% annualized for the period ended August 29, 2000 and 2.29% annualized for the period ended August 31, 1999.
 2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reductive to net expense ratio by .01% for the year or period ended August 31, 2000. The operating expense ratio after these arrangements was 1.45% for the Common Class for the year ended August 31, 2000 and 1.15% annualized for the Institutional Class for the period ended August 29, 2000.
 3 Not Annualized.
 4 Annualized.
*  Inception Date.
** Last day of operations.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------

                                                             COMMON
                                             ---------------------------------------------------------
                                                                                       FOR THE PERIOD
                                                 FOR THE YEAR ENDED AUGUST 31,       DECEMBER 4, 1996*
                                             -------------------------------------     TO AUGUST 31,
                                                 2000         1999         1998             1997
                                             -----------  -----------  -----------   -----------------
PER SHARE DATA
  Net asset value, beginning of period       $  41.22     $  20.54     $  17.30         $    15.00
                                             --------     --------     --------         ----------
INVESTMENT ACTIVITIES:
    Net investment income/(loss)                (0.44)       (0.04)       (0.01)              0.02
    Net gain on investments and foreign
      currency transactions
      (both realized and unrealized)            29.56        23.56         4.29               2.28
                                             --------     --------     --------         ----------
      Total from investment operations          29.12        23.52         4.28               2.30
                                             --------     --------     --------         ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment
      income                                       --           --           --                 --
    Distributions from net realized
      capital gains                             (1.23)       (2.84)       (1.04)                --
                                             --------     --------     --------         ----------
      Total dividends and distributions         (1.23)       (2.84)       (1.04)                --
                                             --------     --------     --------         ----------
NET ASSET VALUE, END OF PERIOD               $  69.11     $  41.22     $  20.54         $    17.30
                                             ========     ========     ========         ==========
      Total return                              70.99%      120.73%       25.38%             15.33%3
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s omitted)   $471,455     $ 65,165     $    718         $      569
  Ratio of expenses to average net assets        1.66%1,2     1.65%1       1.65%1             1.65%1,4
  Ratio of net investment income/(loss) to
    average net assets                          (0.89)%      (0.35)%      (0.03)%             0.16%4
  Portfolio turnover rate                         143%         203%         169%                43%3

--------------------
 1 Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.77%, 2.52% and 6.86% for the years ended August 31, 2000, 1999 and 1998, respectively, and 8.38% annualized for the period ended August 31, 1997.

 2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02% for the year ended August 31, 2000. The operating expense ratio after reflecting these arrangements was 1.64% for the year ended August 31, 2000.

 3 Not Annualized.

 4 Annualized.

*  Inception Date.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------

                                                                COMMON
                                    -------------------------------------------------------------------
                                     FOR THE PERIOD                                     FOR THE PERIOD
                                    NOVEMBER 1, 1999  FOR THE YEAR ENDED OCTOBER 31,  DECEMBER 31, 1996*
                                      TO AUGUST 31,  -------------------------------    TO OCTOBER 31,
                                          2000**          1999             1998             1997
                                       ----------      ----------       -----------      ----------
PER SHARE DATA
Net asset value, beginning of period    $  14.92        $  14.41         $  12.22         $  10.00
                                        --------        --------         --------         --------
INVESTMENT ACTIVITIES:
     Net investment loss                   (0.08)          (0.13)           (0.06)           (0.02)
     Net gains on investments and
      foreign currency transactions
      (both realized and unrealized)        9.11            0.64             2.97             2.24
                                        --------        --------         --------         --------
      Total from investment activities      9.03            0.51             2.91             2.22
                                        --------        --------         --------         --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income        --              --            (0.04)              --
  Distributions from net realized
    capital gains                             --              --            (0.68)              --
                                        --------        --------         --------         --------
      Total dividends and distributions       --              --            (0.72)              --
                                        --------        --------         --------         --------
NET ASSET VALUE, END OF PERIOD          $  23.95        $  14.92         $  14.41         $  12.22
                                        ========        ========         ========         ========
      Total return                         60.52%1          3.54%           25.25%           22.20%1
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s omitted)                      $ 90,801        $ 47,574         $ 64,336         $ 18,246
  Ratio of expenses to average
    net assets(4)                           1.61%2,3       1.59%3            1.59%3           1.59%2,3
  Ratio of net investment income/
    (loss) to average net assets           (0.94)%2        0.62%            (0.58)%          (0.24)%2
  Portfolio turnover rate                    106%1          146%               63%             160%1


------------------
 1 Not Annualized.
 2 Annualized.
 3 Without the voluntary  waiver of advisory fees and  administration  fees, the ratios of expenses to average net assets for the Common Class would have been 1.89% annualized for the period November 1, 1999 to August 31, 2000, 1.88% and 1.97% for the years ended October 31, 1999 and 1998, respectively, and 3.42% annualized for the period December 31, 1996 to October 31, 1997.
 4 Interest earned on uninvested cash balances is used to offset positions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares net expense ratio by .02% annualized for the period November 1, 1999 to August 31, 2000. These arrangements had no affect on the fund's expense ratio for the previous periods. The Common Shares operating expense ratio after reflecting these arrangements was 1.59% annualized for the period November 1, 1999 to August 31, 2000.
 * Inception Date.
** Effective May 1, 2000, Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 2000
--------------------------------------------------------------------------------


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Funds covered in this report are comprised of Warburg, Pincus European Equity Fund, Inc. ("European Equity"), Warburg, Pincus Global Telecommunications Fund, Inc. ("Global Telecommunications") and Warburg, Pincus Global Health Sciences Fund, Inc. (formerly, Warburg Pincus Health Sciences Fund, Inc.) ("Global Health Sciences") (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified (other than European Equity which is diversified), open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares of each Fund are currently offered. The Institutional shares for European Equity were exchanged for common shares of the same Fund and ceased operations on August 29, 2000. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear a co-administration fee.

   Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st, which was approved by the Fund's Board of Directors on May 1, 2000.

              A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. Each Fund will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually.

              The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on U.S. tax-basis treatment. Temporary differences do not require reclassification.

              At August 31, 2000, European Equity, Global Telecommunications and Global Health Sciences reclassified $(92,509), $3,205,537 and $448,423, respectively, from accumulated net realized gain/(loss) to undistributed net investment income.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository.

              H) SECURITIES  LENDING -- Loans of the  securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral held by each Fund with respect to such loans (including right to draw on letter of credit) at August 31, 2000 is as follows:

                                       MARKET VALUE OF          VALUE OF
     FUND                             SECURITIES LOANED   COLLATERAL RECORDED
     ----------------------------     -----------------   -------------------
     Global Telecommunications            $8,394,763           $8,594,60

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------
NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

              I) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

              Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

              The   securities   exchanges  of  certain   foreign   markets  are
     substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the three Funds described herein.

   For its advisory services, CSAM is entitled to receive a fee, computed daily and payable monthly at 1.00% of average daily net assets of each Fund.

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the year or period ended August 31, 2000 advisory fees and waivers for each of the three investment Funds were as follows:
                                       GROSS                          NET
 FUND                               ADVISORY FEE      WAIVER      ADVISORY FEE
 ----------------------             ------------   -----------    ------------
 European Equity                     $  309,531     $(309,531)     $        0
 Global Telecommunications            3,596,187      (208,789)      3,387,398
 Global Health Sciences                 479,215      (108,512)        370,703

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------
NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

   CSAM reimbursed expenses of European Equity in the amount of $93,965 for the year ended August 31, 2000.

   For its sub-advisory services, CSAM pays Credit Suisse Asset Management Limited ("CSAM Limited"), an indirect, wholly-owned subsidiary of Credit Suisse Group, an annual fee equal to .50% of the net quarterly amount (after fee waivers and reimbursements) received by CSAM for CSAM's services as European Equity's adviser. For the year ended August 31, 2000, CSAM Limited was not entitled to receive any fees from CSAM for sub-advisory services provided to European Equity, all of which fees were waived.

   State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expenses.

   For the year or period ended August 31, 2000, the Funds received credits or reimbursements under this arrangement as follows:

     FUND                                                      AMOUNT
     ----------------------                                   --------
     European Equity                                          $ 2,623
     Global Telecommunications                                 58,573
     Global Health Sciences                                    11,236

   Counsellors Fund Services, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC. served as co-administrator of each Fund (except Global Health Sciences) until November 1, 1999. On November 1, 1999 Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, Inc., also serves as each Fund's co-administrator. For administration services, each Fund, except Global Telecommunications, pays CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets of the Common shares. For Global Telecommunications, CSAMSI is entitled to receive a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Funds to CSAMSI for co-administration services for the Institutional shares.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------
NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D

   CFSI,   at   its   discretion,   voluntarily   waived   a   portion   of  its
co-administration fees for the Funds. For the period September 1, 1999 to October 31, 1999, co-administration fees earned and waived by CFSI on the Common shares were as follows:
                                   GROSS                           NET
 FUND                       CO-ADMINISTRATION  FEE WAIVER  CO-ADMINISTRATION FEE
 ---------------------      ----------------   ----------      ---------------
 European Equity               $  3,988         $ (1,995)         $  1,993
 Global Telecommunications        6,554               --             6,554

   CSAMSI may, at its discretion, voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period November 1, 1999 to August 31, 2000, co-administrative service fees earned and waived CSAMSI on the Common shares were as follows:
                                   GROSS                           NET
 FUND                       CO-ADMINISTRATION  FEE WAIVER  CO-ADMINISTRATION FEE
 ---------------------      ----------------   ----------      ---------------
 European Equity               $ 26,847         $(13,423)         $ 13,424
 Global Telecommunications      353,064         (179,809)          173,255
 Global Health Sciences          47,921               --            47,921

   For administration services, PFPC received a fee for the period September 1, 1999 to July 31, 2000 calculated on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:
     FUND                                                  ANNUAL RATE
     ----------------------                        --------------------------
     European Equity                               .12% for first $250 million
                                                   .10% for next $250 million
                                                   .08% for next $250 million
                                                   .05% for over $750 million
     Global Telecommunications                     .125%
     Global Health Sciences                        .10% for first $500 million
                                                   .075% for next $1 billion
                                                   .05% for over $1.5 billion

   As of August 1, 2000, PFPC receives a fee for administration services calculated at an annual rate of .11% of each Fund's first $500 million in average daily net assets .09% of the next $1 billion in average daily net assets, and .07% of average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out of pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of it administration fee for any of the Funds. For the year or period ended August 31, 2000, the co-administration fees earned and waived by PFPC were as follows:

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------
NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

                           GROSS CO-ADMINISTRATIVE         NET CO-ADMINISTRATIVE
 FUND                            SERVICE FEE       WAIVER      SERVICE FEE
 ---------------------       ------------------  ---------     -----------
 European Equity                  $ 38,313       $ (38,313)     $      0
 Global Telecommunications         443,622              --       443,622
 Global Health Sciences             48,581         (25,417)       23,164

   In addition to serving as each Funds co-administrator, CSAMSI served as distributor of each Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to each fund. On August 1, 2000, CSAMSI replaced PDI as distributor to fund. No compensation is payable by any of the Funds to PDI or CSAMSI for distribution services, but CSAMSI receives compensation from each Fund's Common shares under the co-administration agreement for shareholder servicing and distribution. For the Shareholder Servicing and Distribution Plan on the Common shares, CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For the year or period ended August 31, 2000, shareholder services fees, earned by CSAMSI were as follows:

     FUND                                            DISTRIBUTION FEE
     ---------------------                           ----------------
     European Equity                                   $   77,089
     Global Telecommunications                            899,136
     Global Health Sciences                               119,804


NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the year or period ended August 31, 2000, purchases and sales of investment securities (other than short-term investments) were as follows:

                                             INVESTMENT SECURITIES
                                         ----------------------------
     FUND                                   PURCHASES       SALES
     ---------------------               --------------  ------------
     European Equity                     $   51,855,094  $57,290,665
     Global Telecommunications              834,443,375  473,207,962
     Global Health Sciences                  67,996,218   58,443,790

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:

                                                           EUROPEAN EQUITY FUND
                   -----------------------------------------------------------------------------------------------
                                   COMMON                                             INSTITUTIONAL
                   ---------------------------------------------    ----------------------------------------------
                                                          FOR THE PERIOD             FOR THE              FOR THE PERIOD
                        FOR THE YEAR ENDED              JANUARY 28, 1999*          PERIOD ENDED        JANUARY 28, 1999*
                          AUGUST 31, 2000           THROUGH AUGUST 31, 1999      AUGUST  29, 2000**  THROUGH AUGUST 31, 1999
                   -----------------------------     ------------------------    ------------------  -----------------------
                      SHARES         VALUE              SHARES       VALUE        SHARES     VALUE       SHARES     VALUE
                   -----------  -------------        ---------  -----------     -------  ---------     -------   ---------
Shares sold/
   exchanged        10,330,170  $ 125,018,796         4,115,201  $40,639,910          --  $      --      10,003   $ 100,030
Shares issued in
   reinvestment
   of dividends         11,320        132,331                --           --          48        567          --          --
Shares repurchased (10,342,282   (126,988,697)       (1,605,450) (15,431,585     (10,051)  (121,497)         --          --
                   -----------  -------------         ---------  -----------     -------  ---------     -------   ---------
Net increase/
   (decrease)             (792) $  (1,837,570)        2,509,751  $25,208,325     (10,003) $(120,930)     10,003   $ 100,030
                   ===========  =============         =========  ===========     =======  =========     =======   =========


                                       GLOBAL TELECOMMUNICATIONS FUND
                           ---------------------------------------------------
                                                  COMMON
                           ---------------------------------------------------
                            FOR THE YEAR ENDED            FOR THE YEAR ENDED
                             AUGUST 31, 2000               AUGUST 31, 1999
                           --------------------          --------------------
                             SHARES         VALUE        SHARES      VALUE
                           ----------  -------------    --------- ------------
Shares sold                10,430,600  $ 737,422,782    1,820,386 $ 68,055,242
Shares issued in
   reinvestment of
   dividends                   57,720      3,567,097        5,883      167,194
Shares repurchased         (5,247,593)  (369,497,412)    (280,472) (10,725,448)
                           ----------  -------------    --------- ------------
Net increase                5,240,727  $ 371,492,467     1,545,79 $ 57,496,988
                           ==========  =============    ========= ============
 *Inception Date.
**Ceased operations.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 4. CAPITAL SHARES -- (CONT'D)


                                       GLOBAL HELATH SCIENCES FUND
                           ---------------------------------------------------
                                                  COMMON
                           ---------------------------------------------------
                              FOR THE PERIOD
                             NOVEMBER 1, 1999             FOR THE YEAR ENDED
                            TO AUGUST 31, 2000             AUGUST 31, 1999
                           --------------------          ---------------------
                             SHARES         VALUE        SHARES      VALUE
                           ----------  -------------    ---------  ------------
Shares sold                 4,232,530  $  83,655,931    2,314,620  $ 35,244,741
Shares issued in
   reinvestment of
   dividends                       --             --           --            --
Shares repurchased         (3,628,441)   (67,522,268)  (3,590,606)  (54,564,366)
                           ----------  -------------    ---------  ------------
Net increase/(decrease)       604,089  $  16,133,663   (1,275,986) $(19,319,625)
                           ==========  =============    =========  ============
***Effective May 1, 2000, GlobalHealth Sciences Fund changed its fiscal and tax year ends from October 31st to August 31st, which was approved by the Fund's Board of Directors on May 1, 2000.

     On August 31, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                             NUMBER OF   APPROXIMATE PERCENTAGE
                                           SHAREHOLDERS  OF OUTSTANDING SHARES
                                           ------------  ---------------------
 European Equity Common Shares                  2                78.75%
 Global Telecommunications Common Shares        2                56.80
 Global Health Sciences Common Shares           2                48.95

NOTE 5. FORWARD FOREIGN CURRENCY CONTRACTS

   The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk and enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund's policy is to include this portion of realized and unrealized gains

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 2000
--------------------------------------------------------------------------------

NOTE 5. FORWARD FOREIGN CURRENCY CONTRACTS (CONT'D)

and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

   At August 31, 2000, there were no open foreign currency contracts.


NOTE 6. LINE OF CREDIT

   The Funds, together with other funds advised by CSAM, have established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemption. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various funds. In addition the participating funds will pay interest on borrowing at the Federal funds rate plus .50%. During the year ending August 31, 2000, the following funds had borrowings under the line of credit agreement.

                 AVERAGE DAILY    AVERAGE         MAXIMUM DAILY LOAN OUTSTANDING
 PORTFOLIO      LOAN BALANCE  INTEREST RATE %  LOAN OUTSTANDING    AT 08/31/00
 -------------- ------------- ---------------  ----------------  ---------------
European Equity  $223,685         6.09%           $5,858,000           $0

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of Warburg, Pincus European Equity Fund, Inc.;
Warburg, Pincus Global Telecommunications Fund, Inc.;
Warburg, Pincus Global Health Sciences Fund, Inc.:

     In our opinion, the accompanying statements of assets and liabilities including the schedules of investments of Warburg, Pincus European Equity Fund, Inc., Warburg, Pincus Global Telecommunications Fund, and Warburg, Pincus Health Sciences Fund, Inc. (all funds collectively referred to as the "Funds") as of August 31, 2000, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Funds at August 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
October 13, 2000

WARBURG PINCUS FUNDS
TAX INFORMATION LETTER
--------------------------------------------------------------------------------


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF WARBURG PINCUS EUROPEAN EQUITY FUND (UNAUDITED)

     During the fiscal year ended August 31, 2000, the European Equity
Fund - Common Class distributed $34,526 of foreign source income on which the Fund paid foreign taxes of $20,893. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code 1986, as amended the "Code", and the Treasury Regulations thereunder.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

     During  the  year  ended  August  31,  2000,   the  Warburg  Pincus  Global
Telecommunications Fund declared the following Dividends from realized capital gains:

                           Short-term              Long-term
                          capital gain           capital gain
                            per share              per share
                           ----------             ----------
                             $1.1663                $0.0611

THE WARBURG PINCUS FUNDS
SPECIAL SHAREHOLDER MEETING RESULTS
August 31, 2000 (Unaudited)
-------------------------------------------------------------------------------

                  WARBURG PINCUS GLOBAL TELECOMMUNIATIONS FUND
                   WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND

A special meeting of shareholders of each Fund was held on July 14, 2000. Shareholders of each Fund voted on the following matter:

   Proposal 1:  To  approve  a  Sub-Investment  Advisory  Agreement  among  each
                Fund, Credit Suisse Asset Management LLC and Credit Suisse Asset Management Limited.

In addition, shareholders of Warburg Pincus Global Health Sciences Fund voted on the following matter:

   Proposal 2:  To approve change  of  sub-classification  of  the Global Health
                Sciences Fund from a diversified to a non-diversified investment company and elimination of the Fund's fundamental investment restriction regarding diversification.

The voting results for each Fund were as follows:

Proposal 1:

-------------------------------------------------------------------------------
GLOBAL                             % of Shares to Total    % of Shares to Total
TELECOMMUNICATIONS      Shares       Outstanding Shares        Shares Voted
-------------------------------------------------------------------------------
For                 3,641,776.780           50.5680%               97.7624%
-------------------------------------------------------------------------------
Against                33,018.056            0.4585%                0.8864%
-------------------------------------------------------------------------------
Abstain                50,334.113            0.6989%                1.3512%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
GLOBAL HEALTH                      % of Shares to Total    % of Shares to Total
SCIENCES                Shares       Outstanding Shares       Shares Voted
-------------------------------------------------------------------------------
For                1,498,623.828           50.5441%              93.8764%
-------------------------------------------------------------------------------
Against               63,688.473            2.1480%               3.9896%
-------------------------------------------------------------------------------
Abstain               34,066.675            1.1490%               2.1340%
-------------------------------------------------------------------------------

WARBURG PINCUS FUNDS
SPECIAL SHAREHOLDER MEETING RESULTS (CONT'D)
August 31, 2000 (Unaudited)
-------------------------------------------------------------------------------


Proposal 2:

-------------------------------------------------------------------------------
GLOBAL HEALTH                     % of Shares to Total     % of Shares to Total
SCIENCES               Shares      Outstanding Shares          Shares Voted
-------------------------------------------------------------------------------
For                1,086,693.410         36.6509%                68.0724%
-------------------------------------------------------------------------------
Against               89,868.011          3.0310%                 5.6295%
-------------------------------------------------------------------------------
Abstain               32,524.555          1.0970%                 2.0374%
-------------------------------------------------------------------------------
Delivered Not Voted  387,293.000         13.0622%                24.2607%
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                               WARBURG PINCUS FUNDS

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874) (TM) WWW.WARBURG.COM

   CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR. WPEGG-2-0800